Federated Hermes Intermediate Municipal Fund
A Portfolio of Federated Hermes Intermediate Municipal Trust
INSTITUTIONAL SHARES (TICKER FIMYX)
SERVICE SHARES (TICKER FIMTX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED JULY 31, 2021
1. Under the section entitled “FUND SUMMARY INFORMATION” in the sub-section entitled “FUND MANAGEMENT,” please make the following changes:
J. Scott Albrecht, CFA, will retire on April 4, 2022. Effective upon his retirement, Mr. Albrecht will no longer serve as a portfolio manager of Federated Hermes Intermediate Municipal Fund (the “Fund”). Accordingly, please remove all references to Mr. Albrecht.
R.J. Gallo, CFA, will continue as portfolio manager of the Fund and will continue to manage its portfolio as described in the Prospectus.
Effective April 4, 2022, Ann Ferentino, CFA will serve as a portfolio manager of the Fund. Accordingly, please add Ms. Ferentino immediately following R.J. Gallo:
“Ann Ferentino, Portfolio Manager, has been the Fund’s portfolio manager since April 2022.”
2. In the section entitled “PORTFOLIO MANAGEMENT INFORMATION,” please make the following changes:
Effective April 4, 2022, please remove all references to Mr. Albrecht.
Effective April 4, 2022, please add Ms. Ferentino immediately following R.J. Gallo:
“Ann Ferentino
Ann Ferentino, CFA, Portfolio Manager, has been the Fund’s portfolio manager since April 2022.
Ms. Ferentino focuses on asset allocation, interest rate strategy and security selection. She has been with the Adviser or an affiliate since 1995; has worked in investment management since 2000; and has managed investment portfolios since 2013. Education: B.S., University of Dayton; M.B.A., University of Pittsburgh.”
March 16, 2022

Federated Hermes Intermediate Municipal Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455654 (3/22)
© 2022 Federated Hermes, Inc.